Exhibit 10.10.10

Certain confidential information contained in this document, marked by brackets, has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed

January 11, 2023

VIA FEDEX AND E-MAIL

Mesa Airlines, Inc. 410 N. 44th Street Suite 700

Phoenix, AZ 85008

Attention: President & General Counsel

Re: First Amendment (this “Amendment”) to the Third Amended and Restated Capacity Purchase Agreement

Ladies and Gentlemen:

As you are aware, Mesa Airlines, Inc. (“Contractor”), Mesa Air Group, Inc. (“Parent”) and United Airlines, Inc. (“United” and, together with Contractor and Parent, the “Parties”), are each a party to that certain Third Amended and Restated Capacity Purchase Agreement dated as of December 27, 2022 (the “CPA”). Capitalized terms not defined herein shall be defined as provided in the CPA. All terms and conditions set forth in this Amendment are effective as of the date first written above.

SECTION 1. Certain Amendments.

1.1
Section 2.4(a) of the CPA is hereby amended and restated in its entirety by the version of such section set forth below:

(a) With respect to CRJ900 Covered Aircraft, at any time from time to time, United shall have the right, in its sole discretion, to remove from this Agreement any or all of the CRJ900 Covered Aircraft as provided in this Section 2.4(a) by delivering a revocable notice (a “2.4(a) Notice”) to Contractor, which 2.4(a) Notice shall specify (i) the number of CRJ900 Covered Aircraft to be removed (each such removed aircraft, a “CRJ900 Removed Aircraft”), (ii) whether United is exercising any right to add a New Aircraft pursuant to Section 10.4 concurrently with its delivery of such 2.4(a) Notice (it being understood for the avoidance of doubt that United’s decision to exercise rights under Section 10.4 concurrent with the delivery of a 2.4(a) Notice is in United’s sole discretion) and (iii) a Termination Date for each such aircraft not earlier than [***] following the date of such 2.4(a) Notice; provided, however, that (A) if a 2.4(a) Notice is submitted concurrently with United’s exercise of its right to add a New Aircraft pursuant to Section 10.4, then the immediately preceding reference to [***] shall instead be deemed to be a reference to [***] and

(B) as to each CRJ900 Covered Aircraft, the foregoing clause (iii) shall be disregarded prior to the date that such aircraft has commenced scheduled service under this Agreement; provided further that, with respect to any CRJ900 Removed Aircraft subject to a 2.4(a) Notice, the applicable 2.4(a) Notice will cease to be revocable from and after the later to occur of (x) the Termination Date specified in such notice and (y) the date on which such aircraft ceases to be operated in scheduled service pursuant to the capacity purchase provisions of this Agreement. For clarification purposes, CRJ900 Covered Aircraft that are not the subject of a 2.4(a) Notice shall remain subject to the terms of this Agreement (including this Section 2.4). Subject to the final sentence of this Section 2.4(a), following the delivery of a 2.4(a) Notice, the applicable provisions of Section 8.3(b)(i) and (ii) shall apply to each CRJ900 Removed Aircraft. United shall have the right to designate which CRJ900 Covered Aircraft shall be removed pursuant to a 2.4(a) Notice by providing written notice of the same to Contractor within [***] following delivery of the 2.4(a) Notice to Contractor. Notwithstanding anything to the contrary in the foregoing, from and after [***] United shall have the right, but not the

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

obligation, to deliver one or more 2.4(a) Notices providing for a Termination Date that occurs during the period commencing [***]

1.2
Section 4.27(d) of the CPA is hereby amended and restated in its entirety by the version of such provision set out below:

“(d) Notwithstanding anything to the contrary in this Agreement, as to both E175 Covered Aircraft and CRJ900 Covered Aircraft from and after [***] each of clauses (a)(ii), (b) and (c) of this Section 4.27 shall be disregarded.”

1.3
Schedule 1 of the CPA is hereby amended and restated in its entirety by the version of such schedule attached to this Amendment as Attachment 1 hereto.

1.4
Schedule 2 of the CPA is hereby amended and restated in its entirety by the version of such schedule attached to this Amendment as Attachment 2 hereto.
1.5
[***]

SECTION 2. Miscellaneous.

2.1
Release.

(a)
Each of Contractor and Parent agrees on its own behalf and on behalf of each and every one of its affiliates, representatives and each of their respective representatives, successors and assigns (collectively, the “Mesa Releasing Parties”) hereby fully, finally, unconditionally and irrevocably, release, waive, relinquish, exonerate, acquit and forever discharge each of United and its affiliates and each of their respective representatives, successors and assigns (collectively, the “United Releasees”) of and from any and all claims, demands, losses, liabilities, debts, obligations, controversies, costs, expenses, attorney fees, other professional fees, acts, omissions, actions, causes of action, damages, judgments, and other matters of whatever kind, type, nature, character or description, at law, in equity or otherwise, in tort, contract, or by statute, known and unknown, foreseen or unforeseen, matured or unmatured, whether or not contingent, in each case which such Mesa Releasing Parties ever had or may presently have against any of the United Releasees in connection with or related to the CPA, the Ancillary Agreements, the Assumed Debt Instrument, the Aviate Participation Agreement referenced in Section 4.1(g) of the CPA, and any and all other agreements related thereto (collectively, the “Relevant Agreements”), and arising at any time through and until the latest termination of any of the Relevant Agreements, but only up to and including the amount of [***] (collectively, the “Mesa Released Claims”). This release of the Mesa Released Claims shall survive the

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Exhibit 10.10.10

termination of each of the Relevant Agreements. For the avoidance of doubt, this release of the Mesa Released Claims shall be in addition to, and not in lieu of or duplicative with, any other release that any Mesa Releasing Party may otherwise provide to any United Releasee.

(b)
IN ENTERING INTO THE RELEASE SET FORTH ABOVE (THE “RELEASE”), EACH MESA RELEASING PARTY WAIVES ANY AND ALL RIGHTS IT HAS UNDER ANY LOCAL, STATE OR FEDERAL STATUTE OR OTHER LAW OR ANY COMMON LAW PRINCIPLE THAT PROVIDES THAT SUCH RELEASE BY ANY MESA RELEASING PARTY DOES NOT EXTEND TO CLAIMS THAT SUCH MESA RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AS OF THE EFFECTIVE DATE OF SUCH RELEASE, WHICH IF KNOWN BY IT WOULD HAVE MATERIALLY AFFECTED ITS RELEASE OF SUCH MESA RELEASED CLAIMS. EACH OF CONTRACTOR AND PARENT ACKNOWLEDGES AND AGREES THAT IT OR ANY OF THE OTHER MESA RELEASING PARTIES MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM, OR IN ADDITION TO, THOSE WHICH IT KNOWS OR BELIEVES TO BE TRUE WITH RESPECT TO THE MESA RELEASED CLAIMS, AND THE RELEASE SHALL BE AND REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING SUCH DIFFERENT OR ADDITIONAL FACTS OR THE DISCOVERY THEREOF.
(c)
It is understood and expressly agreed that the Release in this Section 2.1 does not constitute, and shall not be construed to constitute, an admission by any of the United Releasees of any violation of any applicable law, contract provision or common law contract or tort law principle.
2.2
This Amendment is an intended amendment to the CPA and complies in full with Section

11.3 of the CPA. This Amendment may be executed in counterparts, each of which is deemed an original hereof. The Parties shall become bound by this Amendment immediately upon execution hereof by each Party. Except as expressly amended in this Amendment, the CPA will remain in full force and effect. Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the Parties, and it is not the intention of the Parties to confer third party beneficiary rights upon any other person. This Amendment (together with the attached exhibits) constitutes the entire agreement between the Parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e- mail and other electronic correspondence), that may have been made or entered into by or between the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

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DocuSign Envelope ID: CBD2691A-8478-4333-890C-D54365AF8E04

If each of Contractor and Parent is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned.

Very truly yours,

UNITED AIRLINES, INC.

By: Name: Michael Leskinen

Title: Executive Vice President & Chief Financial Officer

ACCEPTED AND AGREED:

MESA AIRLINES, INC.

By: Name:

Title:

MESA AIR GROUP, INC.

By: Name:

Title:

DocuSign Envelope ID: 344AC29C-69ED-4301-82E9-0C41EBC987CF

If each of Contractor and Parent is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned.

Very truly yours,

UNITED AIRLINES, INC.

By: Name:

Title:

ACCEPTED AND AGREED:

MESA AIRLINES, INC.

By:

Name: Title:

Michael Lotz President

MESA AIR GROUP, INC.

By:

Name: Title:

Michael Lotz President

Attachment 1

SCHEDULE 1

Covered Aircraft

Table 1: E175 Covered Aircraft

Aircraft No.	Aircraft Type	Tail No.	MSN	Actual Delivery Date	Actual In-Service Date(1)	Scheduled Exit Date(2)	Schedule d Term	Category
1	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
2	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
3	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
4	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
5	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
6	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
7	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
8	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
9	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
10	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
11	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
12	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
13	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
14	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
15	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
16	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
17	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
18	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
19	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
20	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
21	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
22	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
23	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Aircraft No.	Aircraft Type	Tail No.	MSN	Actual Delivery Date	Actual In-Service Date(1)	Scheduled Exit Date(2)	Schedule d Term	Category
24	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
25	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
26	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
27	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
28	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
29	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
30	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
31	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
32	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
33	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
34	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
35	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
36	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
37	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
38	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
39	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
40	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
41	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
42	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
43	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
44	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
45	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
46	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Aircraft No.	Aircraft Type	Tail No.	MSN	Actual Delivery Date	Actual In-Service Date(1)	Scheduled Exit Date(2)	Schedule d Term	Category
47	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
48	E175	[***]	[***]	[***]	[***]	[***]	[***]	Contractor Owned
49	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
50	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
51	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
52	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
53	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
54	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
55	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
56	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
57	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
58	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
59	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned
60	E175	[***]	[***]	[***]	[***]	[***]	[***]	United Owned

Note 1 – Relating to all Covered Aircraft (except where specified otherwise):

(a)
On the date that any Covered Aircraft becomes available to schedule under the provisions of this Agreement, such aircraft shall be deemed to have been placed into service hereunder (such date being the “Actual In- Service Date” for such aircraft).

(b)
The scheduled exit date (the “Scheduled Exit Date”) for Covered Aircraft will be the date that is the number of years specified for such aircraft in Table 1 above after the Actual In-Service Date of such Covered Aircraft.

Note 2 – Relating to all United Owned E175 Covered Aircraft:

The Scheduled Exit Dates set forth in the above table shall be adjusted from time to time to reflect any extension of the Term for any United Owned E175 Covered Aircraft pursuant to Section 10.2 of this Agreement.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Table 2 CRJ900 Covered Aircraft

Aircraft Number	Aircraft Type	Tail Number	CRJ Scheduled Delivery Date	Estimated In- Service Date	CRJ Scheduled Exit Date	Scheduled Term
01	CRJ900	[***]	[***]	[***]	[***]	[***]
02	CRJ900	[***]	[***]	[***]	[***]	[***]
03	CRJ900	[***]	[***]	[***]	[***]	[***]
04	CRJ900	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
05	CRJ900	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
06	CRJ900	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
07	CRJ900	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
08	CRJ900	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
09	CRJ900	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
10	CRJ900	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
11	CRJ900	[***]	[***]	[***]	[***]	[***]
12	CRJ900	[***]	[***]	[***]	[***]	[***]
13	CRJ900	[***]	[***]	[***]	[***]	[***]
14	CRJ900	[***]	[***]	[***]	[***]	[***]
15	CRJ900	[***]	[***]	[***]	[***]	[***]
16	CRJ900	[***]	[***]	[***]	[***]	[***]
17	CRJ900	[***]	[***]	[***]	[***]	[***]
18	CRJ900	[***]	[***]	[***]	[***]	[***]
19	CRJ900	[***]	[***]	[***]	[***]	[***]
20	CRJ900	[***]	[***]	[***]	[***]	[***]
21	CRJ900	[***]	[***]	[***]	[***]	[***]
22	CRJ900	[***]	[***]	[***]	[***]	[***]
23	CRJ900	[***]	[***]	[***]	[***]	[***]
24	CRJ900	[***]	[***]	[***]	[***]	[***]
25	CRJ900	[***]	[***]	[***]	[***]	[***]
26	CRJ900	[***]	[***]	[***]	[***]	[***]

Note 1 – Relating to the CRJ900 Covered Aircraft:

The delivery dates and in-service dates for CRJ900 Covered Aircraft must satisfy the following conditions:

(a)
No later than [***] prior to the CRJ900 Scheduled Delivery Date (the “CRJ900 Scheduled Delivery Date”, for the avoidance of doubt, is the scheduled delivery date for each CRJ900 Covered Aircraft as set forth on Table 2 to Schedule 1), Contractor and United shall meet to discuss the dates that are likely to be selected as the committed in-service date for each of the CRJ900 Covered Aircraft (the “CRJ900 Committed In-Service Date”), it being understood that (x) such discussions shall not be binding for purposes of selecting the actual CRJ900 Committed In-Service Date pursuant to clause (e) below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(b)
Contractor shall use its commercially reasonable efforts to provide United with notice regarding the delivery status of each CRJ900 Covered Aircraft from time to time in advance of the CRJ Scheduled Delivery Date with respect to such CRJ900 Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period, delays in delivery, or otherwise relating to the delivery of such aircraft.

(c)
[***] prior to the CRJ Scheduled Delivery Date for each of the CRJ900 Covered Aircraft as set forth on Table 2 to Schedule 1, and reasonably frequently from time to time thereafter, Contractor shall provide United with notice regarding the delivery status of such CRJ900 Covered Aircraft for performance of Regional Airline Services hereunder, including without limitation information relating to the commencement of the delivery inspection period (which notice is anticipated to be given no later than [***] prior to actual delivery date of such aircraft), delays in such delivery, or otherwise relating to such delivery of such aircraft.

(d)
With respect to each CRJ900 Covered Aircraft, no later than the CRJ Scheduled Delivery Date therefor Contractor shall submit a notice of its proposal of the “Estimated In-Service Date” of any CRJ900 Covered Aircraft to United, and which determination shall be either discussed and modified, or confirmed in writing, by the parties.

(e)
Following the determination of the Estimated In-Service Date for a CRJ900 Covered Aircraft pursuant to clause (d) above, the parties shall determine a CRJ900 Committed In-Service Date, which shall be not later than [***] following the CRJ Scheduled Delivery Date and which determination shall be confirmed in writing by the parties. With respect to each CRJ Committed In-Service Date determined in accordance with this clause (e), United shall have the right, exercisable at any time from time to time in its sole and absolute discretion by delivery of written notice to Contractor (but no advance notice shall be required), to adjust such date prior to the occurrence of such date.

(f)
With respect to each CRJ900 Covered Aircraft, no later than [***] prior to the prior to the CRJ Scheduled Delivery Date, Contractor shall make such aircraft, together with all related maintenance records, available to United and its representatives to allow United and its representatives to conduct a physical inspection of such aircraft, and such records, at a location determined in United’s sole discretion, to review, without limitation, the completeness and airworthiness of the aircraft and the compliance by Contractor with respect to the requirements for the operation of such aircraft pursuant to the terms and conditions of this Agreement (including Exhibit E of this Agreement) and of any applicable lease relating thereto.

(g)
Notwithstanding anything to the contrary in the foregoing, with respect to each CRJ900 Covered Aircraft, United shall have the right, exercisable at any time from time to time in its sole discretion by delivery of written notice (but no advance notice shall be required) to Contractor, to delay the CRJ Scheduled Delivery Date therefor.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Table 3 E175LL Covered Aircraft

Aircraft No.	Aircraft Type	Tail No.	MSN	Delivery Month	Actual In- Service Date	Parked Aircraft Commencement Date	Scheduled In-Service Date	Scheduled Exit Date	Scheduled Term
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Note 1 – Relating to E175LL Covered Aircraft:

The delivery dates and in-service dates for E175LL Covered Aircraft must satisfy the following conditions:

(a)
No later than one hundred [***] prior to the scheduled delivery month for each E175LL Covered Aircraft, or as soon as practically possible for any of the E175LL Covered Aircraft, as set forth on Table 3 to Schedule 1 (the “E175LL Scheduled Delivery Date”), Contractor and United shall meet to discuss the dates that are likely to be selected as the committed in-service date for each of the E175LL Covered Aircraft (the “E175LL Committed In-Service Date”), it being understood that (x) such discussions shall not be binding for purposes of selecting the actual E175 Committed In-Service Date pursuant to clause (e) below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.
(b)
Contractor shall use its commercially reasonable efforts to provide United with notice regarding the delivery status of each E175LL Covered Aircraft from time to time in advance of the E175LL Scheduled Delivery Date with respect to such E175LL Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period, delays in delivery, or otherwise relating to the delivery of such aircraft.

(c)
[***] prior to the E175LL Scheduled Delivery Date for each of the E175LL Covered Aircraft as set forth on Table 3 to Schedule 1, and reasonably frequently from time to time thereafter, Contractor shall provide United with notice regarding the delivery status of such E175LL Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period (which notice is anticipated to be given no later than [***]

prior to actual delivery date of such aircraft), delays in delivery, or otherwise relating to the delivery of such aircraft.

(d)
With respect to each E175LL Covered Aircraft, Contractor shall provide a final notice of the actual delivery date of any E175LL Covered Aircraft to United no later than the Actual Delivery Date, and which determination shall be confirmed in writing by the parties.
(e)
Following the determination of the Actual Delivery Date for an E175LL Covered Aircraft pursuant to clause (d) above, the parties shall determine an E175LL Committed In-Service Date, which shall be not later than the first to occur of (x) the [***] and (y) the date set forth under the caption “Actual In-Service Date” for such aircraft on Table 3 to Schedule 1 (as such Actual In-Service Date may be delayed by, and only to the extent such date is delayed by, a delay attributable to the manufacturer or by a delay due to an Act of God that continues for fewer than [***] and which determination shall be confirmed in writing by the parties.

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Attachment 2

SCHEDULE 2A

E175 Covered Aircraft Compensation for Carrier Controlled Costs Table 1 – United Owned E175 Covered Aircraft

The following Table 1 shall apply per corresponding year to United Owned E175 Covered Aircraft flown under this Agreement:

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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(1)
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(2)
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Table 2 – Contractor Owned E175 Covered Aircraft

The following Table 2 shall apply per corresponding year to Contractor Owned E175 Covered Aircraft flown under this Agreement:

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(1) [***]

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Table 3 – E175LL Covered Aircraft – United Aircraft Ownership

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Determination of “Per Aircraft Per Month” Rates

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SCHEDULE 2B

CRJ900 Covered Aircraft Compensation for Carrier Controlled Costs

Except as otherwise provided in Section 2.5(d), the following rates shall apply to all CRJ900 Covered Aircraft flown under this Agreement:

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